UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2024

W. P. Carey Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-13779	45-4549771
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Manhattan West, 395 9th Avenue, 58th Floor New York, New York	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	WPC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 16, 2024, W. P. Carey Inc. (the “Company”) consummated the public offering (the “Offering”) of €650 million aggregate principal amount of 4.250% Senior Notes due 2032 (the “Senior Notes”). The Offering settled on May 16, 2024 and was made pursuant to (i) the Company’s automatic shelf registration statement on Form S-3 (File No. 333-264613), filed with the Securities and Exchange Commission on May 2, 2022; and (ii) a final prospectus supplement relating to the Senior Notes, dated as of May 9, 2024. The Company intends to use the net proceeds from this Offering for general corporate purposes and to repay indebtedness including repayment of amounts outstanding under its $2.0 billion unsecured revolving credit facility and the €500 million aggregate principal outstanding of 2.25% Senior Notes due July 2024.

The foregoing description of the Senior Notes in this Current Report on Form 8-K does not purport to be complete, and is qualified in its entirety by reference to Exhibit 4.1 to this Current Report on Form 8-K , which is incorporated herein by reference.

Ninth Supplemental Indenture

The terms of the Senior Notes are governed by an indenture, dated as of March 14, 2014 (the “Base Indenture”), by and between the Company, as issuer, and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank, National Association, as trustee (the “Trustee”), as supplemented by the Ninth Supplemental Indenture dated as of May 16, 2024 (the “Ninth Supplemental Indenture”), by and between the Company and the Trustee.

The foregoing descriptions of the Base Indenture and the Ninth Supplemental Indenture in this Current Report on Form 8-K do not purport to be complete, and are qualified in their entirety by reference to Exhibits 4.2 and 4.3, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Note representing €650 Million Aggregate Principal Amount of 4.250% Senior Notes due 2032 (contained in Exhibit 4.3).
4.2	Indenture dated as of March 14, 2014, by and between W. P. Carey Inc., as issuer, and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on March 14, 2014).
4.3	Ninth Supplemental Indenture dated as of May 16, 2024, by and between W. P. Carey Inc., as issuer, and U.S. Bank Trust Company, National Association, as trustee.
5.1	Opinion of Hogan Lovells US LLP.
23.1	Consent of Hogan Lovells US LLP (contained in Exhibit 5.1).
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 16, 2024	W. P. Carey Inc.

	By:	/s/ ToniAnn Sanzone
ToniAnn Sanzone
Chief Financial Officer